UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2008 (March 25, 2008)

Eagle Bulk Shipping Inc.

(Exact Name of Registrant as Specified in its Charter)

Republic of the Marshall Islands

(State or Other Jurisdiction of Incorporation)

000-51366 (Commission File Number)	98-0453513 (I.R.S. Employer Identification No.)

477 Madison Avenue New York, New York (Address of Principal Executive Offices)	10022 (Zip Code)

(212) 785-2500
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to Extend Term of CEO Employment Agreement

On March 25, 2008, the employment agreement, dated March 1, 2005, by and among Eagle Shipping International USA (LLC) and Sophocles Zoullas, chief executive officer and chairman of the board of directors of Eagle Bulk Shipping Inc., was amended to extend the expiration of the term of the agreement by three months to June 1, 2008.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment to Employment Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
By:	/s/ Alan S. Ginsberg
Name:	Alan S. Ginsberg
Title:	Chief Financial Officer

Date: March 27, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Employment Agreement